EXHIBIT 99.1
    NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD HOSPITALITY TRUST ANNOUNCES PRELIMINARY REVPAR
RESULTS FOR SECOND QUARTER 2022

DALLAS – July 7, 2022 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) reported today that the Company expects to report occupancy of approximately 73% for the second quarter of 2022 with an average daily rate (“ADR”) of approximately $184 resulting in RevPAR of approximately $135. This RevPAR reflects an approximate increase of 73% compared to the second quarter of 2021 and a decrease of approximately 6% compared to the second quarter of 2019.

Additionally, for the month of June 2022, preliminary portfolio occupancy was 75% with an ADR of approximately $186, resulting in RevPAR of approximately $139. This RevPAR result represents an approximate increase of 52% versus June 2021 and an approximate decrease of 5% versus June 2019.

“We are extremely pleased with Ashford Trust's improving second quarter results, as our high-quality, geographically diverse portfolio benefited from increased demand and notable rate increases in many key markets,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “Operationally, we’re excited that June’s performance was the best month we’ve had versus 2019 thus far and for the second quarter several of our largest markets, including properties in Los Angeles, Nashville, and Austin, are all above comparable 2019 levels. Looking ahead, we believe that our attractive hotel portfolio, with its high exposure to both transient leisure and business customers, remains well-positioned to capitalize on the continuing lodging industry recovery.”

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Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Forward-Looking Statements

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.
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